THE SPAIN FUND

ALLIANCE CAPITAL


SEMI-ANNUAL REPORT
MAY 31, 1998




LETTER TO SHAREHOLDERS                                           THE SPAIN FUND
_______________________________________________________________________________

July 27, 1998

Dear Shareholder:

This semi-annual report provides an update of The Spain Fund's performance and market activity for the period ended May 31, 1998.

INVESTMENT RESULTS
The following table shows how your Fund compared to its benchmark, the Madrid General Index, for the three, six and 12-month periods ended May 31, 1998. Your Fund outperformed its benchmark for the three, six and 12-month periods ended May 31, 1998 due to a focus on consumer stocks which performed well and an underweighting in utility stocks relative to the benchmark.


INVESTMENT RESULTS*
Periods Ended May 31, 1998
                                    TOTAL RETURNS
                        3 MONTHS       6 MONTHS      12 MONTHS
                       ----------     ----------     ----------
THE SPAIN FUND           18.98%         48.48%         65.64%
MADRID GENERAL INDEX     15.50%         43.96%         55.80%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF MAY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MADRID GENERAL INDEX COMPRISES 120 STOCKS AND REPRESENTS SLIGHTLY MORE THAN 92% OF TOTAL MARKET CAPITALIZATION (EXCLUDING FOREIGN STOCKS). THE INDEX IS DOMINATED BY BANKS, UTILITIES AND COMMUNICATIONS COMPANIES, WHICH TOGETHER ACCOUNT FOR 70% OF THE INDEX CAPITALIZATION. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


ECONOMIC REVIEW
Following a strong start to the year, the Spanish stock market has moved sideways in recent months as investors have had a lot of new paper to absorb as new initial public offerings and privatizations have come to the market.

Fundamental growth trends, however, remain strong. The Gross Domestic Product rose by 3.7% over the first quarter of the year, and we still consider an annual rate of just under 4% to be attainable in 1998.

Private consumption and investment has continued to form the basis for this improved growth outlook as spending on both capital goods and construction has risen rapidly. Exports have also continued to perform well, although the strong domestic demand background has meant that Spain's trade deficit has continued to widen over the first half of the year.

Consumer prices remain well under control. The year-on-year rate for May reached 2%, still marginally above the continental European average, but well within the divergence span required for European Monetary Union. There are few signs of any price pressures building and industrial producer prices remain very weak.

In this environment, earnings estimates for Spanish companies continue to rise. We expect profits growth of more than 15% in 1998 and a similar number for 1999. Consequently, Spain remains one of the higher growth areas in Europe.

Short-term interest rates have continued to decline marginally towards the European convergence point of 3.5%-4% and currently stand at only 25 basis points above the top end of this range. At the same time, long bond yields have been stable at around the 5% level, roughly in-line with the European average. Consequently, we do not anticipate significant further declines in the cost of money, and further progress for the equity market will depend primarily on earnings and dividend growth.

The Spanish stock market has a prospective price to earnings multiple of more than 20 times earnings for 1998. Even though a lot of the positive aspects of the economy have already been priced into the market, financial flows from mutual funds continue to be strong. In recent months, the rate of growth in total flows to mutual funds has declined somewhat, however, the proportion of assets devoted to equity mutual funds has continued to increase. In a scenario where growth remains strong, we continue to feel that the Spanish stock market has further upside potential.


1



                                                                 THE SPAIN FUND
_______________________________________________________________________________

FUND STRATEGY
Your Fund's strategy continues to focus on growth companies which we feel will outperform the market as investors look for capital gains to compensate for their decline in interest income from the bond and cash markets. We have, however, further increased the economic sensitivity of the portfolio by purchases of Aceralia Corp. Siderurgica, SA, the largest Spanish steel company, which trades at a significant discount to its European competitors. We have also further increased exposure to Spain's real estate market through recent purchases of Prima and Urbis where we feel there will be a strong increase in rental growth over the next few years as the economy continues to expand. These additions are new to the Fund's portfolio and are not reflected in the Fund's Portfolio of Investments for the period ended May 31, 1998 found on pages 4 and 5.

We thank you for your continued interest in The Spain Fund and look forward to reporting to you again on market activity and the Fund's investment results in the future.

Sincerely,


Dave H. Williams
Chairman and President


Mark H. Breedon
Vice President


2



TEN LARGEST HOLDINGS
MAY 31, 1998 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

COMPANY                          U.S. $ VALUE             PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Telefonica de Espana, SA         $ 29,311,091                     12.8%
Banco Bilbao Vizcaya               25,105,088                     10.9
Repsol, SA                         17,631,496                      7.7
Endesa, SA                         17,076,672                      7.4
Banco Santander                    14,538,003                      6.3
Iberdrola, SA                      11,496,877                      5.0
Telepizza, SA                      10,346,780                      4.5
Aldeasa, SA                         9,782,354                      4.2
Tabacalera, SA Series A             8,959,298                      3.9
Gas Natural SDG, SA                 7,040,509                      3.1
                                 $151,288,168                     65.8%


3



PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-96.7%
UTILITIES-30.0%
ELECTRIC & GAS-17.3%
Electricas Reunidas de Zaragoza, SA              92,641      $ 4,064,732
Endesa, SA                                      713,000       17,076,672
Gas Natural SDG, SA                             103,000        7,040,509
Iberdrola, SA                                   697,000       11,496,877
                                                             ------------
                                                              39,678,790

TELEPHONE-12.7%
Telefonica de Espana, SA                        656,200       29,311,091
                                                             ------------
                                                              68,989,881

FINANCIAL SERVICES-29.8%
BANKING-22.8%
Banco Bilbao Vizcaya (a)                        500,000       25,105,088
Banco de Castilla                                 1,500        1,949,686
Banco Intercontinental Espanol                   66,000        4,332,854
Banco Popular Espanol, SA                        80,300        6,368,352
Banco Santander                                 288,784       14,538,003
                                                             ------------
                                                              52,293,983

INSURANCE-1.5%
Catalana Occidente, SA                           47,054        3,359,162

REAL ESTATE-5.5%
Inmobilaria Metropolitana Vasco-Central, SA      73,700        4,376,401
Inmobiliaria Urbis, SA                          210,000        2,951,250
Vallehermoso, SA                                141,000        5,414,385
                                                             ------------
                                                              12,742,036
                                                             ------------
                                                              68,395,181

CONSUMER STAPLES-10.7%
FOOD-6.8%
Telepizza, SA (b)                             1,028,320       10,346,780
Viscofan Envolturas Celulosicas                 113,503        5,242,186
                                                             ------------
                                                              15,588,966

TOBACCO-3.9%
Tabacalera, SA Series A                         415,895        8,959,298
                                                             ------------
                                                              24,548,264

CONSUMER SERVICES-8.0%
PRINTING & PUBLISHING-0.7%
Unidad Editorial, SA
Series A (b)(c)                               1,511,470        1,595,609

RESTAURANTS & LODGING-1.8%
Sol Melia, SA                                    90,000        4,174,504

RETAIL-5.5%
Aldeasa, SA                                     252,150        9,782,354
Centros Comerciales Pryca, SA                   159,000        2,911,168
                                                             ------------
                                                              12,693,522
                                                             ------------
                                                              18,463,635

ENERGY-7.7%
OIL-7.7%
Repsol, SA                                      317,373       17,631,496

CAPITAL GOODS-4.1%
ENGINEERING & CONSTRUCTION-4.1%
Fomento de Construcciones Y Contratas, SA        91,632        4,637,134
Grupo Acciona, SA                                18,500        4,760,399
                                                             ------------
                                                               9,397,533

CONSUMER MANUFACTURING-3.0%
BUILDING & RELATED-2.0%
Portland Valderrivas, SA                         36,458        4,596,853

MISCELLANEOUS-1.0%
Aceralia Corp. Siderurgica, SA                  170,000        2,456,406
                                                             ------------
                                                               7,053,259

BASIC INDUSTRIES-2.5%
MINING AND METALS-0.8%
Acerinox, SA                                     12,000        1,785,397

PAPER PRODUCTS-1.7%
Empresa Nacional de Celulosas, SA               181,186        3,849,352
                                                             ------------
                                                               5,634,749


4


PORTFOLIO OF INVESTMENTS (CONTINUED)                             THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
HEALTHCARE-0.9%
PHARMACEUTICALS-0.9%
Fabrica Espanol de Productos Quimicos y
  Farmaceuticos, SA                              30,882     $  1,907,165
  New E Shares                                    3,088          187,444
                                                            -------------
                                                               2,094,609

Total Common Stocks
  (cost $124,869,151)                                        222,208,607


                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
TIME DEPOSIT-0.1%
Banque Nationale de Paris
  5.625%, 6/01/98
  (cost $200,000)                                  $200     $    200,000

TOTAL INVESTMENTS-96.8%
  (cost $125,069,151)                                        222,408,607
Other assets less liabilities-3.2%                             7,354,035

NET ASSETS-100%                                             $229,762,642


(a)  Security represents investment in an affiliate.
(b)  Non-income producing security.
(c)  Restricted and illiquid security, valued at fair value. (See Notes A and E)

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $125,069,151)         $222,408,607
  Foreign cash, at value (cost $5,861,007)                           5,848,723
  Cash                                                                  90,407
  Receivable for investment securities sold                          2,000,306
  Foreign taxes receivable                                             155,140
  Interest receivable and other assets                                  34,484
  Total assets                                                     230,537,667

LIABILITIES
  Payable for investment securities purchased                          200,000
  Management fee payable                                               185,897
  Accrued expenses                                                     389,128
  Total liabilities                                                    775,025

NET ASSETS                                                        $229,762,642

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    100,267
  Additional paid-in capital                                       106,918,079
  Distributions in excess of net investment income                  (3,999,603)
  Accumulated net realized gain on investments and
    foreign currency transactions                                   29,414,650
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                     97,329,249
                                                                  $229,762,642

NET ASSET VALUE PER SHARE (based on 10,026,746 shares outstanding)      $22.91


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)                        THE SPAIN FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends - unaffiliated issuers
    (net of foreign taxes withheld of $245,144)       $1,369,353
  Dividends - affiliated issuer
    (net of foreign taxes withheld of $27,200)           154,132
  Interest                                                34,355    $1,557,840

EXPENSES
  Management fee                                         973,121
  Custodian                                              206,337
  Audit and legal                                         65,530
  Directors' fees and expenses                            54,957
  Transfer agency                                         41,720
  Printing                                                18,716
  Registration                                            11,277
  Miscellaneous                                            3,624
  Total expenses                                                     1,375,282
  Net investment income                                                182,558

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions
    - unaffiliated issuers                                          29,463,736
  Net realized gain on investment transactions
    - affiliated issuers                                               770,429
  Net realized loss on foreign currency transactions                  (530,897)
  Net change in unrealized appreciation of:
    Investments                                                     43,736,131
    Foreign currency denominated assets and liabilities                118,086
  Net gain on investments and foreign currency transactions         73,557,485

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $73,740,043


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                               THE SPAIN FUND
_______________________________________________________________________________

                                                SIX MONTHS ENDED    YEAR ENDED
                                                   MAY 31, 1998    NOVEMBER 30,
                                                    (UNAUDITED)       1997
                                                   -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $    182,558   $    609,675
  Net realized gain on investments and foreign
    currency transactions                            29,703,268     26,499,502
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities               43,854,217     23,794,037
  Net increase in net assets from operations         73,740,043     50,903,214

DIVIDENDS ANDDISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (8,302,145)    (1,554,135)
  Net realized gain on investment and foreign
    currency transactions                           (19,532,101)            -0-
  Total increase                                     45,905,797     49,349,079

NET ASSETS
  Beginning of year                                 183,856,845    134,507,766
  End of period                                    $229,762,642   $183,856,845


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the mean of the quoted bid and asked price of the peseta against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Spanish Peseta at May 31, 1998 was 151.563 ESP to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        THE SPAIN FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $700 during the six months ended May 31, 1998.

Banco Bilbao Vizcaya, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the sub-custodian are payable by the custodian from its fee. For the six months ended May 31, 1998, the Fund earned $21,631 of interest income on cash balances maintained at the subcustodian.

Brokerage commissions paid on investment transactions for the six months ended May 31, 1998 amounted to $370,593 none of which was paid to Banco Bilbao Vizcaya.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $45,981,024 and $73,597,417, respectively, for the six months ended May 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 1998.

At May 31, 1998, the cost of investments for federal income tax purposes was the same as the cost for federal income tax purposes. Accordingly, gross unrealized appreciation of investments was $104,873,212 and gross unrealized depreciation of investments was $7,533,756 resulting in net unrealized appreciation of $97,339,456 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At May 31, 1998, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. At May 31, 1998, 10,026,746 shares were outstanding.


10



                                                                 THE SPAIN FUND
_______________________________________________________________________________

NOTE E: RESTRICTED SECURITIES
                                  DATE ACQUIRED       COST
                                  -------------   ----------
Unidad Editorial S.A. Series A       12/12/89     $  513,710
Unidad Editorial S.A. Series A        9/30/92      1,330,964


The securities shown above are restricted as to sale and have been valued at fair value in accordance with the policy described in Note A.

The value of these securities at May 31, 1998 was $1,595,609, representing 0.7% of net assets.

NOTE F: CONCENTRATION OF RISK
Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


11



FINANCIAL HIGHLIGHTS                                             THE SPAIN FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED                         YEAR ENDED NOVEMBER 30,
                                             MAY 31,1998  ---------------------------------------------------------------
                                             (UNAUDITED)      1997         1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $18.34        $13.41       $10.47       $ 9.96        $9.49        $8.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02           .06          .11          .09          .05          .10
Net realized and unrealized gain on
  investment and foreign currency
  transaction                                   7.33          5.03         2.86          .42          .88         1.29
Net increase in net asset value from
  operations                                    7.35          5.09         2.97          .51          .93         1.39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.83)         (.16)        (.03)          -0-        (.10)        (.17)
Distributions in excess of net
  investment income                               -0-           -0-          -0-          -0-        (.05)          -0-
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (1.95)           -0-          -0-          -0-        (.31)        (.01)
Total dividends and distributions              (2.78)         (.16)        (.03)          -0-        (.46)        (.18)
Net asset value, end of period                $22.91        $18.34       $13.41       $10.47        $9.96        $9.49
Market value, end of period                   $19.563       $15.875      $10.75       $ 8.625       $9.125       $9.625

TOTAL RETURN
Total investment return based on (a):
  Market value                                 46.48%        49.59%       25.03%       (5.48)%      (1.29)%      17.31%
  Net asset value                              48.48%        38.54%       28.48%        5.12%        9.28%       16.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $229,763      $183,857     $134,508     $105,011      $99,886      $95,058
Ratio of expenses to average net assets         1.38%(b)      1.55%        1.73%        2.07%        2.09%        2.24%
Ratio of net investment income to
  average net assets                             .18%(b)       .38%         .93%         .89%         .53%        1.10%
Portfolio turnover rate                           47%           45%          44%          38%          22%          65%
Average commission rate paid (c)              $.0835        $.0825       $.0618           --           --           --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b)  Annualized

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers, which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


12



                                                                 THE SPAIN FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
ANGEL CORCOSTEGUI (1)
H.R.H. PILAR DE BORBON Y BORBON (1)
INMACULADA DE HABSBURGO-LORENA (1)
ENRIQUE L. FEVRE

IGNACIO GOMEZ-ACEBO (1)
FRANCISCO GOMEZ ROLDAN (1)
JUAN MANUEL SAINZ DE VICUNA (1)
DR. REBA W. WILLIAMS
CARLOS DELCLAUX ZULUETA

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER

EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

     This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


13



THE SPAIN FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds".

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


THE SPAIN FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

SPNSR